UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2014

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              Wellsburg Street #7, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 7.01

Regulation FD Disclosure

On August 11, 2015 Union Capital, LLC (“Union Capital”) acquired the outstanding convertible promissory note held by Blue Citi, LLC (“Blue Citi”), which was originally issued on February 9, 2015 (“Blue Citi Note”) and is described in detail the Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 23, 2015.

Item 1.01

Entry into a Material Definitive Agreement

Union Capital, LLC Financing (Replacement Note to Blue Citi, LLC Convertible Promissory Note)

On August 11, 2015, Blue Water Global Group, Inc. (“Blue Water”) issued a Replacement Convertible Promissory Note to Union Capital, an accredited investor, replacing an outstanding Convertible Promissory Note to Blue Citi (“Replacement Note”).  The rights and privileges afforded through the Blue Citi Note were transferred and hypothecated to Union Capital.  The Replacement Note accrues at the rate of 8% per annum and matures on August 11, 2017.

Union Capital may convert the outstanding principal on the Replacement Note into shares of our common stock at the conversion price per share equal to 55% of the lowest daily trading price to Blue Waters common stock as reported by the OTC Bulletin Board with a 20 day look back immediately preceding and including the date of conversion.  There is no minimum conversion price.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Union Capital is an accredited investor, Union Capital had access to information about Blue Water and its investment, Union Capital took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

A copy of the Replacement Note is filed herewith as Exhibit 4.47 and is incorporated herein by reference.  The foregoing summary descriptions of the definitive agreements and notes are qualified in their entirety by reference to the full texts of each of such exhibits.

Union Capital, LLC Financing (New Financing)

On August 11, 2015, we entered into a Securities Purchase Agreement with Union Capital, LLC, an accredited investor (“Union Capital”), pursuant to which we issued Union Capital two convertible notes.  The first note, due August 11, 2017 in the principal amount of $52,654.20 (“Union Note 1”), was issued in exchange for $52,654.20 in cash.  The second note, due

August 11, 2017 in the principal amount of $52,654.20 (“Union Note 2” and, together with Union Note 1, the “Union Notes”), was issued in exchange for a full-recourse, collateralized promissory note from Union Capital in the amount of $52,654.20 (“Union Payment Note”).  The Union Payment Note is due on April 11, 2016, unless we do not meet the current public information requirement pursuant to Rule 144, in which case both Union Note 2 and the Union Payment Note may be cancelled.  The Union Payment Note is secured by Union Note 1.

Interest on the Union Notes accrues at the rate of 8% per annum.  We are not required to make any payments on the Union Notes until maturity.  We have the right to repay the Union Notes at any time during the first six months of the notes at a rate of 125% of the unpaid principal amount during the first 90 days, 135% of the unpaid principal amount between days 91 and 150, and 145% of the unpaid principal amount between days 151 and 180.

Union Capital may convert the outstanding principal on the Union Notes into shares of our common stock at the conversion price per share equal to 55% of the lowest daily trading price to Blue Waters common stock as reported by the OTC Bulletin Board with a 20 day look back immediately preceding and including the date of conversion.  There is no minimum conversion price.

Blue Water claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, Union Capital is an accredited investor, Union Capital had access to information about Blue Water and its investment, Union Capital took the securities for investment and not resale, and Blue Water took appropriate measures to restrict the transfer of the securities.

Copies of the definitive agreements and notes relating to the Union Capital financing transactions are filed herewith as Exhibits 4.47 through 4.50 and 10.35, and are incorporated herein by reference.  The foregoing summary descriptions of the definitive agreements and notes are qualified in their entirety by reference to the full texts of each of such exhibits.

LG Capital Funding, LLC (Back-End Note 2)

On August 13, 2015 LG Capital Funding, LLC funded the second convertible note described in detail the Form 8-K filed with the SEC on December 23, 2014.  Blue Water received $100,000 in financing from the funding of this note.

Adar Bays, LLC (Back-End Note 2)

On August 11, 2015 Adar Bays, LLC funded the second convertible note described in detail the Form 8-K filed with the SEC on December 23, 2014.  Blue Water received $50,000 in financing from the funding of this note.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02

Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

4.47

Convertible Promissory Note between Blue Water Global Group, Inc. and Union Capital, LLC dated August 11, 2015 (Replacement Note for Blue Citi, LLC Convertible Note issued on February 9, 2015)

4.48

Convertible Promissory Note between Blue Water Global Group, Inc. and Union Capital, LLC dated August 11, 2015

4.49

Convertible Promissory Note between Blue Water Global Group, Inc. and Union Capital, LLC dated August 11, 2015 (Back End Note)

4.50

Form of Collateralized Secured Promissory Note dated August 11, 2015 between Blue Water Global Group, Inc. and Union Capital, LLC

10.35

Securities Purchase Agreement between Blue Water Global Group, Inc. and Union Capital, LLC dated January 26, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: August 17, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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